     Exhibit 10.4
EXECUTION
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”) is entered into as of June 30, 2009, among QUEST RESOURCE CORPORATION, a Nevada corporation (the “Borrower”), the Guarantors listed on the signature pages hereto, ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively), and as the Lender.
     Reference is made to the Amended and Restated Credit Agreement dated as of July 11, 2008 among Borrower, the Administrative Agent, the Collateral Agent and the Lender, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of October 24, 2008, Second Amendment to Amended and Restated Credit Agreement dated as of November 4, 2008, Third Amendment to Amended and Restated Credit Agreement dated as of January 30, 2009 and Fourth Amendment to Amended and Restated Credit Agreement dated as of May 29, 2009 (as amended, the “Credit Agreement”). Unless otherwise defined in this Fifth Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all section, exhibit and schedule references herein are to sections, exhibits and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this Fifth Amendment.
RECITALS
          The Borrower, Administrative Agent and Lender desire to, among other things, enter into this Fifth Amendment to amend certain provisions of the Credit Agreement.
     Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:
     Paragraph 1. Amendments. Effective as of the Fifth Amendment Effective Date (hereinafter defined), the Credit Agreement is amended as follows:
     1.1 Definitions. Section 1.01 of the Credit Agreement is amended as follows:
     (a) The following definitions are amended in their entirety to read as follows:
     “Agreement means this Amended and Restated Credit Agreement as amended by the First Amendment to Credit Agreement, the Second Amendment to Credit Agreement, the Third Amendment to Credit Agreement, the Fourth Amendment to Credit Agreement and the Fifth Amendment to Credit Agreement.”
     “Loan Documents means this Agreement, each Term Note, the PIK Note, the Second PIK Note, the Interest Deferral Note, each of the Collateral Documents, the Agent/Arranger Fee Letter, each Borrowing Notice, each Letter of Credit Application, the L/C Terms and Conditions, each Compliance Certificate, the Guaranties, and each other agreement, document or instrument delivered by any Loan Party from time to time in connection with this Agreement and the Term Notes.”
Fifth Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

     “Maturity Date means (a) with respect to the Original Term Loan and the PIK Notes, the Original Term Loan Maturity Date, (b) with respect to the Interest Deferral Note, September 30, 2009 and (c) with respect to the Additional Term Loan, the Additional Term Loan Maturity Date.”
     (b) The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:
     “Fifth Amendment Effective Date means June 30, 2009.”
     “Fifth Amendment to Credit Agreement means that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of June 30, 2009, among the Borrower, Royal Bank of Canada, as Administrative Agent, Collateral Agent and as the Lender.”
     “Interest Deferral Note means a promissory note of the Borrower dated the Fifth Amendment Effective Date, in the original principal amount of $862,785.96 and substantially in the form of Exhibit B-5, attached to the Fifth Amendment evidencing the obligation of Borrower to pay the amount of deferred interest due and payable on June 30, 2009, and all renewals and extensions of all or any part thereof.”
     “PIK Notes means collectively the PIK Note and Second PIK Note and all renewals and extensions of all or any part thereof.”
     “Second PIK Note means a promissory note of the Borrower dated the Fifth Amendment Effective Date, in the original principal amount of $25,000.00 and substantially in the form of Exhibit B-4, attached to the Fifth Amendment evidencing the obligation of Borrower to repay the amendment fee earned in full as of the Fifth Amendment Effective Date and all renewals and extensions of all or any part thereof.”
     1.2 Section 2.04(a). Section 2.04(a) of the Credit Agreement is amended in its entirety to read as follows:
     “(a) Optional Prepayments. The Borrower may, upon delivery of a Repayment Notice to the Administrative Agent, at any time or from time to time voluntarily prepay in whole or in part the Term Loan Principal Debt, PIK Notes and Interest Deferral Note without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than noon, New York time, (A) three Business Days prior to any date of prepayment of Eurodollar Rate Loans, and (B) the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $25,000 or a whole multiple of $25,000 in excess thereof. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Term Loan to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of such Lender’s Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest
Fifth Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

thereon, together with any additional amounts required pursuant to Section 3.05.” Each such prepayment shall be applied to the Term Loans, PIK Notes and/or Interest Deferral Note of the Lenders in accordance with their respective Pro Rata Share.
     1.3 Section 2.04(b). Section 2.04(b) of the Credit Agreement is amended in its entirety to read as follows:
     “(b) Mandatory Prepayments-Collateral Deficiency. Except for any Collateral Deficiency occurring during the fiscal quarters ended December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, if for any reason a Collateral Deficiency exists, Borrower shall notify Administrative Agent in writing of such Collateral Deficiency within five (5) Business Days after becoming aware of such Collateral Deficiency and indicate in such written notice Borrower’s plan to cure such Collateral Deficiency. The Collateral Deficiency must be cured on or before the thirtieth (30th ) day after Borrower becomes aware of such Collateral Deficiency. To cure such Collateral Deficiency, Borrower may elect to do one or more of the following:
     (i) repay Original Term Loan Principal Debt in an aggregate amount sufficient to eliminate such Collateral Deficiency within such thirty (30) day cure period, and
     (ii) pledge additional MLP Units or Oil & Gas Properties owned by the Borrower or another Loan Party having sufficient Pledged Collateral Market Value, as of the date of such pledge, to eliminate such Collateral Deficiency.”
     1.4 Section 2.07(c). Section 2.07(c) of the Credit Agreement is amended in its entirety to read as follows:
     “(c) Interest on each Term Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein; provided however, with respect to the $862,785.96 interest payable on the June 30, 2009 Interest Payment Date, such interest shall be deferred, shall be evidenced by the Interest Deferral Note and shall not be required to be paid until September 30, 2009. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.”
     1.5 Section 2.08. A new Section 2.08(c) is added to the Credit Agreement to read in its entirety as follows:
     “(c) Fifth Amendment Amendment Fee. On the Fifth Amendment Effective Date, the Lenders shall have earned in full a $25,000 amendment fee, which is non-refundable. Instead of paying such fee on such date, the Lenders will allow the fee to be evidenced by the Second PIK Note. Interest shall accrue on the Second PIK Note at the Adjusted Base Rate and will be payable at the Maturity Date. The Second PIK Note may be prepaid at any time without premium or penalty and the Indebtedness evidenced thereby shall be deemed a Base Rate Loan for purposes of this Agreement and constitute an Obligation and be entitled to the benefits of the Collateral Documents.”
Fifth Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

     1.6 Section 6.01(b). Section 6.01(b) of the Credit Agreement is amended to read in its entirety as follows::
     “(b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, an unaudited stand alone balance sheet of the Borrower as at the end of such fiscal quarter, and the related statements of income and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended (provided, that if the Borrower is a public company, such financial statements shall be required to be furnished no later than the date that the Borrower is required to timely file its quarterly report on Form 10-Q with the Securities Exchange Commission (taking into account any extension of time available under Rule 12b-25 under the Securities Exchange Act of 1934)), setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year of the Borrower and the corresponding portion of the previous fiscal year of the Borrower, if any, all in reasonable detail and certified by a Responsible Officer of the Borrower, as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Borrower in accordance with GAAP (except as otherwise noted herein), subject only to normal year-end audit adjustments and the absence of footnotes and to adjustments or restatements arising out of or related to the Misappropriation Transaction; provided delivery of the unaudited stand alone balance sheet, statement of income and cash flows of the Borrower for the fiscal quarters ending September 30, 2008 and March 31, 2009 may be delayed and not delivered to the Administrative Agent until August 15, 2009”.
     1.7 Sections 7.17(a) and (b). Sections 7.17(a) and (b) of the Credit Agreement are amended in their entirety to read as follows:
     “(a) Interest Coverage Ratio. Permit the Interest Coverage Ratio at any fiscal quarter-end, commencing with the quarter-ended September 30, 2008, to be less than 2.5 to 1.0; provided the foregoing covenant shall be waived for the quarters-ended December 31, 2008, March 31, 2009 and June 30, 2009.
     (b) Leverage Ratio. Permit the Leverage Ratio at any fiscal quarter-end, commencing with the quarter-ended September 30, 2008, to be greater than 2.0 to 1.0; provided the foregoing covenant shall be waived for the quarters-ended December 31, 2008, March 31, 2009 and June 30, 2009.”
     Paragraph 2. Effective Date. This Fifth Amendment shall not become effective until the date (such date, the “Fifth Amendment Effective Date”) the Administrative Agent receives all of the agreements, documents, certificates, instruments, and other items described below:
     (a) this Fifth Amendment, executed by the Borrower, the Guarantors, the Administrative and the Lender;
     (b) payment on the Fifth Amendment Effective Date to the Administrative Agent of a $25,000 amendment fee which fee shall be fully earned and nonrefundable on the Fifth Amendment Effective Date in the form of a payment-in-kind note (“Second PIK Note”) that shall be paid on the first to occur of the Maturity Date or the repayment of the Obligations;
Fifth Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

     (c) the Second PIK Note and Interest Deferral Note executed by the Borrower;
     (d) such certificates of resolutions or other action, incumbency certificates and/or other certificates of officers of Borrower as the Administrative Agent may require to establish the identities of and verify the authority and capacity of each officer thereof authorized to act in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;
     (e) fees and expenses required to be paid pursuant to Paragraph 5 of this Fifth Amendment, to the extent invoiced prior to the Fifth Amendment Effective Date; and
     (f) such other assurances, certificates, documents and consents as the Administrative Agent may require.
     Paragraph 3. Acknowledgment and Ratification. The Borrower and the Guarantors each (i) consent to the agreements in this Fifth Amendment and (ii) agree and acknowledge that the execution, delivery, and performance of this Fifth Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, as amended and waived hereby, and all rights thereunder are hereby ratified and confirmed.
     Paragraph 4. Representations. The Borrower and the Guarantors each represent and warrant to the Administrative Agent and the Lender that as of the Fifth Amendment Effective Date and after giving effect to the waivers and amendments set forth in this Fifth Amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.
     Paragraph 5. Expenses. The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Fifth Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this Fifth Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements, if any.
     Paragraph 6. Miscellaneous.
          This Fifth Amendment is a “Loan Document” referred to in the Credit Agreement. The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Fifth Amendment by reference. Unless stated otherwise (i) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (ii) headings and captions may not be construed in interpreting provisions, (iii) this Fifth Amendment must be construed, and its performance enforced, under New York law and applicable federal law, and (iv) if any part of this Fifth Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable.
     Paragraph 7. Entire Agreement. This Fifth Amendment represents the final agreement between the parties about the subject matter of this amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
Fifth Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

     Paragraph 8. Parties. This Fifth Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Lender, and their respective successors and assigns.
     Paragraph 9. Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Fifth Amendment.
     Paragraph 10. Release. As additional consideration for the execution, delivery and performance of this Fifth Amendment by the parties hereto and to induce the Administrative Agent, the Collateral Agent and the Lender to enter into this Fifth Amendment, the Borrower warrants and represents to the Administrative Agent, the Collateral Agent and the Lender that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, the Collateral Agent and the Lender or any defense to (i) the payment of Obligations under the Term Notes and/or the Loan Documents, or (ii) the performance of any of its obligations with respect to the Term Notes and/or the Loan Documents. In the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably hereby RELEASES, RELINQUISHES and forever DISCHARGES Administrative Agent, the Collateral Agent and the Lender, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Borrower may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.
     Paragraph 11. Execution in Counterparts. This Fifth Amendment may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Fifth Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.
     The parties hereto have executed this Fifth Amendment in multiple counterparts to be effective as of the Fifth Amendment Effective Date.
Remainder of Page Intentionally Blank
Signature Pages to Follow.
Fifth Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the Fifth Amendment Effective Date.

BORROWER: QUEST RESOURCE CORPORATION, as Borrower
By:	/s/ David Lawler
David Lawler
President

     The undersigned, as the Guarantors referred to in the Credit Agreement, as amended by this Fifth Amendment, hereby consent to this Fifth Amendment and hereby confirm and agree that (i) the Loan Documents (which specifically includes the Guaranty executed by each Guarantor and each Security Agreement and Mortgage executed by each Guarantor) in effect on the date hereof to which each are a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the Fifth Amendment Effective Date, all references in such Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Fifth Amendment, and (ii) such Loan Documents consisting of Guaranties, Security Agreements, Mortgages, and assignments and all of the collateral described therein do, and shall continue to, secure the payment by the Borrower of the Obligations under the Credit Agreement.

GUARANTORS: QUEST OIL & GAS, LLC, as a Guarantor
By:	/s/ David Lawler
David Lawler,
President

QUEST ENERGY SERVICE, LLC, as a Guarantor
By:	/s/ David Lawler
David Lawler,
President

Fifth Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

Signature Page 1

QUEST EASTERN RESOURCE, LLC, as a Guarantor
By:	/s/ David Lawler
David Lawler,
President

QUEST MERGERSUB, INC. as a Guarantor
By:	/s/ David Lawler
David Lawler,
President

Fifth Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

Signature Page 2

ADMINISTRATIVE AGENT: ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent
By:	/s/ Susan Khokher
	Name:	Susan Khokher
	Title:	Manager, Agency

Fifth Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

Signature Page 3

L/C ISSUER AND LENDER: ROYAL BANK OF CANADA, as a Lender and L/C Issuer
By:	/s/ Leslie P. Vowell
Leslie P. Vowell
Attorney-in-Fact

Fifth Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

Signature Page 4

Exhibit B-4
FORM OF SECOND PIK NOTE

$25,000.00	June 30, 2009
     FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to the order of ROYAL BANK OF CANADA (the “Lender”), on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of TWENTY-FIVE THOUSAND AND NO Dollars ($25,000.00) due and payable by the Borrower to the Lender on the Maturity Date under that certain Amended and Restated Credit Agreement, dated as of July 11, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Royal Bank of Canada, as Administrative Agent and Collateral Agent.
     The Borrower promises to pay interest on the unpaid principal amount of this Second PIK Note from the date hereof until such principal amount is paid in full, at the Adjusted Base Rate, payable at maturity. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds to the account designated by the Administrative Agent in the Credit Agreement. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.
     This Second PIK Note is the Second PIK Note referred to in the Credit Agreement, is entitled to the benefits thereof and is subject to optional prepayment in whole or in part as provided therein. This Second PIK Note is also entitled to the benefits of each Subsidiary Guaranty. Upon the occurrence of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Second PIK Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. The Loan evidenced by this Second PIK Note shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Second PIK Note and endorse thereon the date, amount and maturity of its Loans hereunder and payments with respect thereto.
     This Second PIK Note is a Loan Document and is subject to Section 10.10 of the Credit Agreement, which is incorporated herein by reference the same as if set forth herein verbatim.
     The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, notice of intent to accelerate, notice of acceleration, demand, dishonor and non-payment of this Second PIK Note.
Fifth Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

Exhibit B-4 Page 1

     THIS SECOND PIK NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

QUEST RESOURCE CORPORATION, a Nevada corporation, as Borrower
By:
Name:
Title:

Fifth Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

Exhibit B-4 Page 2

Exhibit B-5
FORM OF INTEREST DEFERRAL NOTE

$862,785.96	June 30, 2009
     FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to the order of ROYAL BANK OF CANADA (the “Lender”), on September 30, 2009 the principal amount of EIGHT HUNDRED SIXTY-TWO THOUSAND SEVEN HUNDRED EIGHTY-FIVE AND 96/100 Dollars ($862,785.96) due and payable by the Borrower to the Lender on such date under that certain Amended and Restated Credit Agreement, dated as of July 11, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Royal Bank of Canada, as Administrative Agent and Collateral Agent.
     The Borrower promises to pay interest on the unpaid principal amount of this Interest Deferral Note from the date hereof until such principal amount is paid in full, at the Adjusted Base Rate, payable September 30, 2009. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds to the account designated by the Administrative Agent in the Credit Agreement. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.
     This Interest Deferral Note is the Interest Deferral Note referred to in the Credit Agreement, is entitled to the benefits thereof and is subject to optional prepayment in whole or in part as provided therein. This Interest Deferral Note is also entitled to the benefits of each Subsidiary Guaranty. Upon the occurrence of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Interest Deferral Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. The Loan evidenced by this Interest Deferral Note shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Interest Deferral Note and endorse thereon the date, amount and maturity of its Loans hereunder and payments with respect thereto.
     This Interest Deferral Note is a Loan Document and is subject to Section 10.10 of the Credit Agreement, which is incorporated herein by reference the same as if set forth herein verbatim.
     The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, notice of intent to accelerate, notice of acceleration, demand, dishonor and non-payment of this Interest Deferral Note.
Fifth Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

Exhibit B-5 Page 1

     THIS INTEREST DEFERRAL NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

QUEST RESOURCE CORPORATION, a Nevada corporation, as Borrower
By:
Name:
Title:

Fifth Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

Exhibit B-5 Page 2